Summary Prospectus	December 20, 2019

Invesco CEF Income Composite ETF NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s prospectus and statement of additional information, both dated December 20, 2019 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Notification of electronic delivery of shareholder materials

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective

The Invesco CEF Income Composite ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S-Network Composite Closed-End Fund IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	2.05%
Total Annual Fund Operating Expenses	2.55%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the Underlying Funds (as defined below). Acquired Fund Fees and Expenses are based on the total expense ratio of the Underlying Funds disclosed in each Underlying Fund’s most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$258	$793	$1,355	$2,885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Underlying Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Underlying Index rather than in individual securities (each, an “Underlying Fund” and collectively, the “Underlying Funds”). S-Network Global Indexes, Inc. (the “Index Provider”) compiles, maintains and

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calculates the Underlying Index, which tracks the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Underlying Index may include closed-end funds that are advised by an affiliate of Invesco Capital Management LLC (the “Adviser”). As of August 31, 2019, the Underlying Index was comprised of 132 constituents.

The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in each Underlying Fund in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund, either directly or through its investments in the Underlying Funds.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Anti-Takeover Provisions Risk. The organizational documents of certain of the Underlying Funds include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Changing Global Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s changes to the target range for the Federal Funds Rate (and continued possible fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of an Underlying Fund’s, and consequently the Fund’s, investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and an Underlying Fund’s, and consequently the Fund’s, transaction costs.

Commodity Pool Risk. Certain investments by the Underlying Funds in which the Fund invests may cause the Fund to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with CFTC rules. Registration as a CPO subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Fund. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program.

Counterparty Risk. To the extent that the Fund or an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Fund or an Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the income level and share price of an Underlying Fund, and consequently the Fund.

Deflation Risk. Prices throughout the economy may decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and

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may make issuer default more likely, which may result in a decline in the value of a fund’s portfolio.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

Developments in Financial Markets Risk. Developments in recent years in the global financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad over the past few years have caused firms in the financial services sector to take significant losses. The economic conditions have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Instability in the financial markets over the past several years has led governments and regulators around the world to take a number of unprecedented actions designed to support financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. A significant decline in the value of a fund’s portfolio likely would result in a significant decline in the value of an investment in that fund.

Foreign Fixed-Income Investment Risk. Investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the Underlying Funds. An investment in the Fund is subject to the risks associated with the Underlying Funds. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the Underlying Funds in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already will pay to the Adviser.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index.

Therefore, the Fund would not necessarily buy or sell shares of an Underlying Fund unless that Underlying Fund is added or removed, respectively, from its Underlying Index, even if shares of that Underlying Fund generally is underperforming.

Industry Concentration Risk. From time to time, the Underlying Funds and consequently the Underlying Index, may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, a fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which a fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Inflation Risk. The value of assets or income from investment will be worth less in the future as inflation decreases the value of money.

Interest Rate Risk. Fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall.

Issuer-Specific Changes Risk. The value of an individual security or a particular type of security in an Underlying Fund or the Fund may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain investments of an Underlying Fund, and consequently the Fund, such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of a fund’s shares will decrease faster than if the fund had not used leverage. To repay borrowings, a fund may have to sell investments at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense a fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If a fund uses leverage, there can be no assurance that the fund’s leverage strategy will be successful.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the fund because the fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities held by an Underlying Fund or the Fund are subject to market fluctuations. You should anticipate that the value of a fund’s shares will decline, more or less, in correlation with any decline in value of the securities it holds.

Market Trading Risk. A fund faces numerous market trading risks, including the potential lack of an active market for its shares,

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losses from trading in secondary markets, and disruption in the creation/redemption process of the fund. Any of these factors may lead to shares trading at a premium or discount to its NAV.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, as well as a proportionate amount of the operating expenses of the Underlying Funds in which it invests. The Fund also incurs costs in buying and selling shares of Underlying Funds, especially when rebalancing the Fund’s holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Non-investment grade securities are considered speculative and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, a fund may incur additional expenses to seek recovery.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the fund writing the option.

Risks of Investing in Closed-End Funds. The shares of closed-end investment companies may trade at a discount or premium to, or at, their NAV. The securities of closed-end investment companies in which an Underlying Fund may invest may be leveraged. As a result, the Underlying Fund, and consequently the Fund, may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end investment companies that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund’s long-term returns on such securities (and, indirectly, the long-term returns of its shares) will be diminished.

The Fund is permitted to invest in the Underlying Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an exemptive order that the SEC has issued to the Trust. To comply with provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), on any matter upon which Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares in the same general proportion as shares held by other shareholders of that Underlying Fund.

Senior Loans Risk. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce a fund’s NAV and income distributions. In addition, a fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect a fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. bond held by certain Underlying Funds. In certain circumstances, market quotations may not be readily available for some bonds, and those may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the bond had been valued using market quotations. Bonds that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that an Underlying Fund could sell a portfolio security for the value

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established for it at any time, and it is possible that the Underlying Fund, and therefore the Fund, would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. Certain Underlying Funds may invest a portion of their assets in foreign bonds and, because foreign exchanges may be open on days when a fund does not price its shares, the value of the non-U.S. securities in the fund’s portfolio may change on days when you will not be able to purchase or sell your shares. As a result, trading spreads and the resulting premium or discount on shares may widen, and, therefore, increase the difference between the market price of shares and the NAV of such shares.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year to year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Updated performance information is available online at www.invesco.com/ETFs.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
8.42% (1st Quarter 2012)	(11.01)% (3rd Quarter 2011)

The Fund’s year-to-date total return for the nine months ended September 30, 2019 was 18.11%.

Average Annual Total Returns for the Periods Ended December 31, 2018

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (02/19/10)
Return Before Taxes	(8.89)%	4.19%	5.57%
Return After Taxes on Distributions	(11.43)%	1.58%	3.05%
Return After Taxes on Distributions and Sale of Fund Shares	(4.98)%	2.18%	3.34%
S-Network Composite Closed-End Fund IndexSM (reflects no deduction for fees, expenses or taxes)	(8.51)%	4.67%	6.07%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	11.95%

Management of the Fund

Investment Adviser. Invesco Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Portfolio Manager of the Adviser	February 2014
Pratik Doshi	Portfolio Manager of the Adviser	December 2019

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account; in which case your distributions may be taxed as ordinary income when withdrawn from such account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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